UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2014
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
 (Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 5 – Corporate Government and Management

ITEM 5.07 - Submission of Matters to a Vote of Security Holders

On April 23, 2014, The Eastern Company held its annual meeting of shareholders. The results of the vote at the meeting were as follows:

		FOR	WITHHELD	BROKER NON-VOTE
1)	Election of Leonard F. Leganza as a director for a three-year term expiring in the year 2017:	3,464,782	1,374,092	1,134,789

		FOR	WITHHELD	BROKER NON-VOTE
	Election of John W. Everets as a director for a three-year term expiring in the year 2017:	3,941,786	897,088	1,134,789

		FOR	AGAINST	ABSTAINED	BROKER NON-VOTE
2)	Non-binding advisory vote to approve the named executive officers compensation.	3,636,267	1,028,792	173,815	1,134,789

		FOR	AGAINST	ABSTAINED
4)	Ratification of appointment of Fiondella, Milone & LaSaracina LLP as independent registered public accounting firm:	5,899,109	66,799	7,755

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: April 24, 2014	/s/John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer